UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2011 (March 1, 2011)

RADIATION THERAPY SERVICES

HOLDINGS, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

MDLLC Acquisition

On March 1, 2011, Radiation Therapy Services International, Inc. (“RTSII”), a wholly-owned subsidiary of Radiation Therapy Services Holdings, Inc. (the “Company”), Radiation Therapy Investments, LLC (“RT Investments”), the direct parent of the Company,  Radiation Therapy Services, Inc. (“RTS”), a wholly owned subsidiary of the Company, and RTS’s wholly-owned subsidiary Main Film B.V., entered into Membership Interest Purchase Agreements (the “Membership Interest Purchase Agreements”) with the brother of Daniel E. Dosoretz, M.D., the Company’s Chief Executive Officer, Alejandro Dosoretz, and his spouse, and Dr. Dosoretz’s father, Bernardo Dosoretz and his representative, to purchase the remaining 67% membership interest in Medical Developers, LLC (“MDLLC”), an entity that is the majority owner and operator of 29 freestanding radiation oncology practices (of which two are under development) through 15 legal entities in South America, Central America and the Caribbean, as well as direct ownerships interests held by Alejandro Dosoretz and Bernardo Dosoretz in such 15 legal entities and a 61% ownership interest in Clinica de Radioterapia La Asuncion, S.A., an entity that operates a radiation therapy treatment center in Guatemala (collectively the “MDLLC Purchase”).

Under the terms of the Membership Interest Purchase Agreements, RTSII and its subsidiaries purchased an additional 72% of the remaining interests in the entities, which when combined with RTSII’s purchase of a 33% interest in MDLLC in January 2009, results in a 91% ownership interest in the entities.  The aggregate purchase price for the MDLLC Purchase was $80.0 million and was determined based upon a multiple of historical earnings before interest, taxes, depreciation and amortization, and excess working capital.  The purchase price was comprised of $47.5 million in cash, $16.25 million in Notes (as defined below) and $16.25 million in equity, in the form of 25 shares of common stock of the Company.   In addition to the purchase price paid at closing, Alejandro Dosoretz also has the right to receive an earnout payment from RTSII based on a multiple of future earnings before interest, taxes, depreciation and amortization of certain radiation oncology centers acquired in the MDLLC Purchase, which such earnout payment, if any, would be paid one-half in the form of Notes and one-half in the form of equity of RT Investments.  The Company expects to record a contingent earnout accrual of approximately $2.4 million in its purchase price accounting for the MDLLC Purchase. In connection with the MDLLC Purchase, RT Investments entered into a Contribution Agreement (the “Contribution Agreement”), dated March 1, 2011, with Alejandro Dosoretz pursuant to which he exchanged the 25 shares of common stock of the Company he received in the MDLLC Purchase for approximately 13,660 non-voting preferred equity units of RT Investments and approximately 258,955 Class A voting equity units of RT Investments, having an aggregate value of $16.25 million.  The sale and issuance of non-voting preferred equity units and Class A voting equity units to Alejandro Dosoretz, a new employee and sophisticated investor, were made in reliance upon the exemption from registration requirements set forth in Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder.  Pursuant to one of the Membership Interest Purchase Agreements, Alejandro Dosoretz has the right to invest 10% (or more than 10% if approved by RTSII) of the cost of certain specific new radiation oncology centers of MDLLC and Clinica de Radioterapia La Asuncion S.A. in exchange for a 10% ownership interest in such new centers and an additional interest, which when combined with the 10% ownership interest, would entitle him to a return of his invested capital and 20% of the residual value of such new centers.  RTSII has an option to buy such interests in the new centers on the third anniversary of the closing, and Alejandro Dosoretz has a right to sell such interests in the new centers on the fifth anniversary of the closing.

The MDLLC Purchase was consummated on March 1, 2011.

Notes Issuance

In connection with the MDLLC Purchase, on March 1, 2011, RTS issued $66.25 million aggregate principal amount of its 9.875% senior subordinated notes due 2017 (the “Notes”) under the Indenture, dated as of April 20, 2010 (as supplemented by the First Supplemental Indenture thereto, dated June 24, 2010, as further supplemented by the Second Supplemental Indenture thereto, dated September 29, 2010, as further supplemented by the Third Supplemental Indenture thereto, dated March 1, 2011, and as otherwise amended, supplemented or modified, the “Indenture”), by and among RTS, the guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Third Supplemental Indenture, dated March 1, 2011, to the Indenture was entered into among RTS, the Guarantors and the Trustee, to provide that the issuance of the $66.25 million in aggregate principal of Notes shall be issued under the Indenture.

On March 1, 2011, RTS and the guarantors party thereto entered into a purchase agreement (the “Purchase Agreement”) with funds and/or accounts managed and/or advised by DDJ Capital Management, LLC (the “Purchasers”) relating to the issuance and sale of $50.0 million aggregate principal amount of the Notes at an issue price of 98.75%.  RTS will use the net proceeds of $48.5 million under the Purchase Agreement (i) to fund the MDLLC Purchase (ii) to fund transaction costs associated with the MDLLC Purchase and (iii) for general corporate purposes.

Pursuant to the Membership Interest Purchase Agreements, Notes in aggregate principal amount of $16.25 million were issued to Bernardo Dosoretz as purchase price consideration in connection with the MDLLC Purchase, at an issue price of 100%.

The Notes have not yet been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in private offerings that are exempt from the registration requirements of the Securities Act, in accordance with Rule 144A and Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder.

The Notes bear interest at a rate 9.875% per annum, mature on April 15, 2017 and are of the same series of notes as RTS’s outstanding 9.875% senior subordinated notes due 2017 issued under the Indenture on April 20, 2010.  Interest is payable on the Notes on each April 15 and October 15, commencing April 15, 2011.  Under the terms of the Indenture, RTS may redeem some or all of the Notes at any time prior to April 15, 2014 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to the redemption date and a “make-whole” premium.  On or after April 15, 2014, RTS may redeem some or all of the Notes at redemption prices set forth in the Indenture.  In addition, at any time prior to April 15, 2013, RTS may redeem up to 35% of the original principal amount of the Notes using the new cash proceeds of certain equity offerings.  As previously disclosed, the Indenture contains covenants that, among other things, limit RTS’s and the Guarantors’ ability to incur additional debt or issue preferred shares, pay dividends, sell certain assets, create liens on certain assets to secure debt, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets, enter into certain transactions with affiliates and designate subsidiaries as unrestricted subsidiaries.

The Purchase Agreement contains customary representations, warranties and agreements by RTS.  In addition, RTS has agreed to indemnify the Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Purchasers may be required to make in respect of those liabilities.

In addition, in connection with the issuance of the Notes, on March 1, 2011, RTS entered into registration rights agreements relating to the Notes, pursuant to which RTS has agreed to use its reasonable best efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, or a shelf registration for resale of the Notes under certain circumstances.

Alejandro Dosoretz Employment Agreement

In connection with the closing of the MDLLC Purchase, Alejandro Dosoretz entered into an Employment Agreement, dated March 1, 2011 (the “Employment Agreement”) with Vidt Centro Medico, S.A., a subsidiary of MDLLC, and a management unit subscription agreement with RT Investments, pursuant to which Alejandro Dosoretz will be eligible to recieve 12,499 Class B non-voting equity units of RT Investments and 32,325 Class C non-voting equity of RT Investments for an aggregate subscription price of $4,741.  The Class B non-voting equity units vest over 48 months and the Class C non-voting equity units vest pursuant to certain performance conditions and/or investment performance conditions being met or achieved, and in all case, require continued employment by Alejandro Dosoretz.  The Employment Agreement provides for an annual base salary of approximately $460,000 and an annual bonus equal to 6.25% of the earnings before interest, taxes, depreciation and amortization of MDLLC in excess of $12.0 million.

The foregoing descriptions of the Purchase Agreement, the Third Supplemental Indenture and the form of Note are summary in nature and are qualified in their entirety by reference to such agreements, copies of which are attached to this Current Report on Form 8-K as Items 1.1, 4.1 and 4.2, respectively, and incorporated by reference herein.

The foregoing descriptions of the Membership Interest Purchase Agreements, Contribution Agreement and registration rights agreements are summary in nature and qualified in their entirety by reference to the Membership

Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Alejandro Dosoretz and Claudia Elena Kaplan Browntein de Dosoretz; the Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Bernardo Dosoretz and Eduardo Chehtman; the Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Bernardo Dosoretz and Eduardo Chehtman; the Contribution Agreement; the Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and the purchasers named in Schedule II thereto; and the Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and Bernardo Dosoretz, copies of which are attached to this Current Report on Form 8-K as Items 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 2.01.          Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Notes issuance included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 3.02.          Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

Item 8.01.          Other Events.

On March 1, 2011, the Company issued a press release announcing the MDLLC Purchase, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives.  These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to the Company’s actual financial results and those risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission.  Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01.          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated as of March 1, 2011, among Radiation Therapy Services, Inc., the guarantors named therein and the several purchasers named in Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of March 1, 2011, by and among Radiation Therapy Services, Inc. each other then existing guarantor named therein and Wells Fargo Bank, National Association.

4.2	Form of Note.

10.1

Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Alejandro Dosoretz, and Claudia Elena Kaplan Browntein de Dosoretz.

10.2	Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Bernardo Dosoretz, and Eduardo Chehtman.

10.3

Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Bernardo Dosoretz and Eduardo Chehtman.

10.4	Contribution Agreement, dated March 1, 2011, by and between Radiation Therapy Investments, LLC and Alejandro Dosoretz.

10.5	Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and the purchasers named in Schedule II thereto.

10.6	Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and Bernardo Dosoretz.

99.1	Press Release, dated March 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.

Date: March 7, 2011	By:	/s/ Kerrin E. Gillespie
		Name:	Kerrin E. Gillespie
		Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated as of March 1, 2011, among Radiation Therapy Services, Inc., the guarantors named therein and the several purchasers named in Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of March 1, 2011, by and among Radiation Therapy Services, Inc. each other then existing guarantor named therein and Wells Fargo Bank, National Association.

4.2	Form of Note.

10.1

Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Alejandro Dosoretz, and Claudia Elena Kaplan Browntein de Dosoretz.

10.2	Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Main Film B.V., Bernardo Dosoretz, and Eduardo Chehtman.

10.3

Membership Interest Purchase Agreement, dated as of March 1, 2011, by and among Radiation Therapy Services International, Inc., Radiation Therapy Services, Inc., Radiation Therapy Investments, LLC, Bernardo Dosoretz and Eduardo Chehtman.

10.4	Contribution Agreement, dated March 1, 2011, by and between Radiation Therapy Investments, LLC and Alejandro Dosoretz.

10.5	Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and the purchasers named in Schedule II thereto.

10.6	Registration Rights Agreement, dated March 1, 2011, by and among Radiation Therapy Services, Inc., the guarantors party thereto and Bernardo Dosoretz.

99.1	Press Release, dated March 1, 2011.